Exhibit 10.2

Super X AI Technology Limited Appoints Kenny Sng as Chief Technology Officer to Drive Next-Gen Full-Stack AI Infrastructure Growth

Singapore, July 8, 2025 — Super X AI Technology Limited (NASDAQ: SUPX) (the “Company” or “SuperX”), formerly known as Junee Limited, today announced the appointment of Kenny Sng as its Chief Technology Officer (“CTO”), effective July 1, 2025, marking a pivotal step in its transformation into a one-stop AI infrastructure solutions provider.

With a strong background in enterprise technology, data center engineering, and strategic innovation, Kenny Sng brings over two decades of experience leading high-impact teams across Asia as the CTO of Intel Singapore & Malaysia. His career includes leadership roles across cloud infrastructure, systems integration, and AI-driven architecture across global operations, making him uniquely positioned to spearhead SuperX’s technical vision and execution.

The rebranding to Super X AI Technology Limited reflects the company’s sharpened focus on the booming AI infrastructure market. As global demand for AI computing power is projected to grow exponentially in the coming years, SuperX is committed to delivering comprehensive, fast-deployment, low-cost, and high-performance infrastructure solutions tailored for institutional clients.

SuperX’s offerings include:

●	AI servers optimized for large-scale model training and inference.

●	Liquid cooling systems for energy-efficient, high-density deployments.

●	High-voltage direct current (HVDC) systems enabling scalable and sustainable power delivery.

Beyond hardware, SuperX provides end-to-end consulting, design, integrated construction, maintenance, and operations services for AI data centers, ensuring clients can scale confidently and efficiently.

With an ongoing pipeline of potential projects and partnerships, SuperX is poised to become a key enabler in the AI revolution in Asia.

About Super X AI Technology Limited (NASDAQ: SUPX)

Super X AI Technology Limited is a leading provider of AI infrastructure solutions, offering cutting-edge hardware and services to support the next generation of artificial intelligence applications. SuperX aims to become a leading technology company dedicated to developing and delivering next-generation digital infrastructure solutions. Headquartered in Singapore, the company serves institutional clients across Asia and beyond. The new corporate website is now live at www.superx.sg.

On June 2, 2025, the Company rebranded from “Junee Limited” (NASDAQ: JUNE) to “Super X AI Technology Limited” and shifted the focus of its principal business towards developing into a one-stop AI infrastructure solution provider. The Company began trading under the new ticker symbol “SUPX” on June 2, 2025.

For more information, please visit our website at: www.superx.sg

Investor Relations contact: ir@superx.sg

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